UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2021

Clene Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-39834	85-2828339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Tel: 801-676-9695

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	CLNN	The Nasdaq Stock Market LLC
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

In connection with presentations to certain of its existing and potential shareholders (the “Shareholder Presentations”), Clene Inc. (the “Company”), will provide preliminary cash on hand information as of December 31, 2020. Cash on hand is the main component of cash and cash equivalents on the Company’s consolidated balance sheets, and there is no material difference between the two numbers. Based on unaudited, preliminary financial information, the Company has found cash on hand as of December 31, 2020 to have been approximately $59 million.

This preliminary information is based on management's initial analysis of the Company’s financial condition as of December 31, 2020. The company will issue its audited financial statements as part of its annual report on Form 10-K, which it expects to file in March 2021.

Forward Looking Statements: The financial information set forth in this Form 8-K reflects the company’s current preliminary revenue estimates, is subject to the completion of its audit process, and is subject to change. The company’s full fourth quarter and year 2020 results could differ materially from the preliminary estimates provided in this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 7.01 Regulation FD Disclosure

In connection with presentations by Clene Nanomedicine, Inc. (“Clene”), a wholly owned subsidiary of the Company, at the Americas Committee for Treatment and Research in Multiple Sclerosis (“ACTRIMS”) Forum 2021 given on February 26, 2021, Clene presented blinded interim data from its VISIONARY-MS study and updated interim data from its REPAIR-MS study. A copy of the slide presentations that accompanied Clene’s presentations at the ACTRIMS Forum 2021 are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated by reference herein.

In addition, attached as Exhibit 99.3 to this Form 8-K and incorporated into this Item 7.01 by reference is the slide presentation that the accompanied the Shareholder Presentations.

The information being furnished under this Item 7.01, including Exhibit 99.1, of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Slide Presentation concerning VISIONARY-MS study
99.2	Slide Presentation concerning REPAIR-MS study
99.3	Slide Presentation provided to shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clene Inc.

Date: February 26, 2021	By:	/s/ Robert Etherington
Robert Etherington
President, Chief Executive Officer and Director

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